Income Taxes	12 Months Ended
Mar. 31, 2026
Income Taxes [Abstract]
Income Taxes

8. Income Taxes

The Company’s subsidiaries (excluding its Malaysian and BVI subsidiaries) are incorporated in Singapore and are subject to Singapore Profits Tax on the taxable income as reported in its statutory financial statements adjusted in accordance with relevant Singapore tax laws.

The current and deferred portions of the income tax expense (benefit) included in the statements of operations and comprehensive income as determined in accordance with ASC 740 are as follows:

	For the Years Ended March 31,
	2026	2025
Current	$405	$462
Deferred	(39)	(6)
Income tax expense (benefit)	$366	$456

The following table presents a reconciliation between the theoretical income tax provision computed by applying Singapore corporate statutory income tax rate and our actual income tax expense:

	Year Ended March 31,
	2026	2025
Income tax provision at statutory rates	$(524)	$(286)
Tax effects of
Deferred tax assets not recognized	520	66
Reversal of temporary differences	-	-
Income exempt from income taxes	(595)	(761)
Expenses not deductible for income tax purposes	1,247	1,434
Tax exemption and rebates	(280)	-
Other	(2)	3
Income tax provision (benefit) as reported	$366	$456

Our 2026 and 2025 effective tax rates were significantly impacted by receipt of Government subsidies exempt from income taxes, book-tax adjustments in foreign jurisdictions, and taxation of our earnings generated in jurisdictions with rates that differ from the US federal statutory rate.

During the years ended March 31, 2026 and 2025, we made payment of $480 and nil to Singapore Tax Authorities.

Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial statement purposes and the amounts used for income tax purposes. Significant components of the Company’s deferred tax assets and liabilities at March 31, 2026 and 2025 are as follows:

	March 31,
	2026	2025
Deferred Tax Assets
Net operating loss carryover	$725	478
Valuation allowance	(725)	(478)
	-	-
Deferred Tax Liabilities
Temporary difference on property and equipment	$(135)	$(185)
Basis difference of customer backlog from acquisitions	(120)	(70)
	(237)	(255)
Net deferred tax liability	$(237)	$(255)

We recognize deferred tax assets (“DTAs”) and deferred tax liabilities (“DTLs”) to account for the effects of temporary differences between the tax basis of an asset or liability and its amount as reported in our consolidated balance sheets, using enacted tax rates expected to apply to taxable income in the years in which we expect those temporary differences to be recovered or settled. Any effect on DTAs or DTLs resulting from a change in enacted tax rates is included in income during the period that includes the enactment date.

We reduce the carrying amounts of DTAs by a valuation allowance if, based upon all available evidence (both positive and negative), we determine that it is more likely than not that such DTAs will not be realizable. The Company follows FASB guidelines that address the determination of whether tax benefits claimed or expected to be claimed on a tax return should be recorded in the financial statements. At March 31, 2026 and 2025, the Company did not have a liability for unrecognized tax benefits.

In assessing the potential realization of deferred tax assets, management considers whether it is more likely than not that some portion or all of the deferred tax assets will be realized. As of March 31, 2026 and 2025, management was unable to determine if it is more likely than not that the Company’s deferred tax assets will be realized and has therefore recorded an appropriate valuation allowance against deferred tax assets at such dates. The net operating loss carryovers are available for unlimited future periods subject to the compliance with certain provisions of the tax legislations of the countries in which the group companies operate.